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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    February 22, 2007

BUILDING MATERIALS CORPORATION OF AMERICA
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

33-81808 (Commission File Number)	22-3276290 (IRS Employer Identification No.)
1361 Alps Road Wayne, New Jersey (Address of Principal Executive Offices)	07470 (Zip Code)

(973) 628-3000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL REGISTRANTS

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	Registration No./I.R.S. Employer Identification No.	Address, including zip code and telephone number, including area code, of registrant's principal executive offices
Building Materials	Delaware	333-69749-01/	1361 Alps Road
Manufacturing Corporation		22-3626208	Wayne, NJ 07470 (973) 628-3000

Item 1.01. Entry Into Material Definitive Agreement.

        On February 22, 2007, Building Materials Corporation of America ("BMCA"), BMCA Acquisition Inc. ("Parent"), and BMCA Acquisition Sub Inc. ("Purchaser") entered into senior secured credit facilities consisting of a new $975 million Term Loan Facility, a new $600 million Revolving Credit Facility and a $325 million Bridge Loan Facility (the "Credit Facilities").

        The initial borrowings under these facilities were used (i) to pay for tendered shares which were accepted for payment by Purchaser, in connection with its tender offer for shares of ElkCorp common stock, par value $1.00 per share, (ii) to repay amounts outstanding under BMCA's existing revolving credit facility, (iii) to make payments in connection with the successful completion by BMCA and Building Materials Manufacturing Corporation ("BMMC") of the previously announced tender offer and consent solicitation for their outstanding 8% Senior Notes due 2007 (the "2007 Notes"), (iv) to make payments in connection with the successful completion by BMCA of its previously announced tender offer and consent solicitation for its outstanding 8% Senior Notes due 2008 (the "2008 Notes," and together with the 2007 Notes, the "Notes") and (v) to pay for transaction fees and expenses incurred in connection with each of the foregoing transactions. BMCA and its subsidiaries, including Purchaser, plan to repay the loans under the credit facilities with funds generated by BMCA and its subsidiaries' operations, existing capital and assets.

$600 Million Revolving Credit Facility

        On February 22, 2007, BMCA, Parent and Purchaser, as borrowers, entered into a Revolving Credit Agreement, dated as of February 22, 2007, with the initial lenders, initial issuing bank and swing line bank named therein, as initial lenders, initial issuing bank and swing line bank; Deutsche Bank AG New York Branch, as collateral monitoring agent and administrative agent; Deutsche Bank Securities Inc., Bear Stearns & Co. Inc. and J.P. Morgan Securities Inc., as joint lead arrangers and joint book managers; Bear Stearns & Co. Inc., as syndication agent; and J.P. Morgan Securities Inc., as documentation agent (the "Revolving Facility").

        The Revolving Facility will terminate the earlier of February 22, 2012 or the date on which all commitments under the Revolving Facility terminate. All amounts owing under the Revolving Facility are secured by a first priority perfected security interest in all receivables, inventory, precious metals, deposit accounts and other current assets of BMCA and its domestic subsidiaries and all proceeds thereof (the "Revolving Facility Collateral"). No property or assets of ElkCorp or any of its subsidiaries will be collateral for the Revolving Facility prior to the consummation of the merger of Purchaser into ElkCorp (the "Merger").

        Availability under the Revolving Facility is based upon eligible accounts receivable, inventory and precious metals used in the production of inventory, as defined, and includes a sub-limit for letters of credit of $150 million. Loans under the Revolving Facility will bear interest at a variable rate based upon either the Base Rate or the Eurodollar Rate, as defined in the Revolving Facility, at the borrower's option, plus a specified margin in each case. These interest rates will be recalculated periodically based on changes in the Base Rate and Eurodollar Rate and also based on an availability based pricing grid. The borrowers are required to pay unused commitment fees associated with the Revolving Facility. The Revolving Facility provides for optional reductions in the overall $600 million commitment, subject to certain conditions as defined in the agreement. In addition, the Revolving Facility provides for optional and mandatory prepayments of borrowings outstanding under the Revolving Facility, subject to certain conditions. The Revolving Facility also provides the borrowers with the ability to increase the size of the facility by up to $350 million, depending on the ability to obtain commitments from lenders and meet specified conditions, as defined.

        Under the terms of the Revolving Facility, the borrowers are subject to an interest coverage ratio financial covenant, as defined, when liquidity falls below a specified threshold, as defined. In addition, the borrowers are also required to comply with other customary covenants, including with respect to mandatory prepayments of loans, and restrictive covenants, including with respect to incurring additional indebtedness or guarantees, creating liens or other encumbrances, making capital expenditures, making restricted payments, including dividends and distributions to BMCA's parent corporations, and making certain investments.

        In addition, in the event of a change of control, as defined in the Revolving Facility, the Revolving Facility could be terminated and the loans thereunder accelerated by the holders of that indebtedness.

$975 Million Term Loan Facility

        On February 22, 2007, BMCA, Parent and Purchaser, as borrowers, entered into a Term Loan Agreement, dated as of February 22, 2007, with the initial lenders named therein, as initial lenders; Deutsche Bank AG New York Branch, as administrative agent; Deutsche Bank Securities Inc., Bear Stearns & Co. Inc. and J.P. Morgan Securities Inc., as joint lead arrangers and joint book managers; Bear Stearns & Co. Inc., as syndication agent; and J.P. Morgan Securities Inc., as documentation agent (the "Term Facility").

        The Term Facility will terminate on February 22, 2014 unless earlier terminated due to default. All amounts owing under the Term Facility will be secured by (i) a first priority perfected security interest in substantially all of the assets and properties of BMCA and its domestic subsidiaries, other than the Revolving Facility Collateral (the "Term Facility Collateral"), and (ii) a second priority perfected security interest in the Revolving Facility Collateral. No property or assets of ElkCorp or any of its subsidiaries will be collateral for the Term Facility prior to the consummation of the Merger.

        Loans under the Term Facility will bear interest at a variable rate based upon either the Base Rate or Eurodollar Rate, as defined in the Term Facility, at the borrower's option, plus a specified margin in each case. These interest rates will be recalculated periodically based on changes in the Base Rate and Eurodollar Rate, if applicable. The borrowers are required to pay unused commitment fees associated with the Term Facility, although it is expected that all borrowings to be made under the Term Facility will be made on or prior to the Merger. The Term Facility provides for optional reductions in the overall $975 million commitment, subject to certain conditions as defined in the agreement. In addition the Term Facility provides for optional and mandatory prepayments of borrowings outstanding under the Term Facility, subject to certain conditions. The Term Facility also provides the borrowers with the ability to increase the size of the facility by up to $250 million (less any increase in the Revolving Facility in excess of $100 million), depending on the ability to obtain commitments from lenders and meet specified conditions, as defined.

        Under the terms of the Term Facility, the borrowers are subject to an interest coverage ratio financial covenant, as defined, and a leverage ratio financial covenant, as defined, each of which will need to be complied with starting as of the end of BMCA's second fiscal quarter in 2008. In addition, the borrowers are also required to comply with other customary covenants, including with respect to mandatory prepayment of loans, and restrictive covenants, including with respect to incurring additional indebtedness or guarantees, creating liens or other encumbrances, making capital expenditures, making restricted payments, including dividends and distributions to BMCA's parent corporations, and making certain investments.

        In addition in the event of a change of control, as defined in the Term Facility, the Term Facility could be terminated and the loans thereunder accelerated by the holders of that indebtedness.

$325 Million Bridge Loan Facility

        On February 22, 2007, BMCA, Parent and Purchaser, as borrowers, entered into a Bridge Loan Agreement, dated as of February 22, 2007, with the initial lenders named therein, as initial lenders; Deutsche Bank AG Cayman Islands Branch, as collateral agent and administrative agent; Deutsche Bank AG Cayman Islands Branch and Bear Stearns Corporate Lending Inc., as joint lead arrangers; and Deutsche Bank AG Cayman Islands Branch, Bear Stearns Corporate Lending Inc. and JPMorgan Chase Bank, N.A., as joint book managers (the "Bridge Facility").

        The Bridge Facility will terminate on February 22, 2008, or, to the extent that the Bridge Facility is not repaid by that date, then the Bridge Facility will convert into a term loan maturing eight years after the initial borrowing under the Bridge Facility, resulting in a termination date of February 22, 2015. All amounts owing under the Bridge Facility will be secured by a perfected second priority security interest in the Term Facility Collateral and a perfected third priority security interest in the Revolving Facility Collateral. No property or assets of ElkCorp or any of its subsidiaries will be collateral for the Bridge Facility prior to the consummation of the Merger.

        Loans under the Bridge Facility will bear interest at a variable rate based upon the Eurodollar Rate, as defined in the Bridge Facility, plus a specified margin. The interest rate will automatically increase on a quarterly basis. The Bridge Facility provides for reductions in the overall $325 million commitment, subject to certain conditions as defined in the agreement. In addition the Bridge Facility provides for optional and mandatory prepayments of borrowings outstanding under the Bridge Facility, subject to certain conditions.

        Under the terms of the Bridge Facility, the borrowers are subject to an interest coverage ratio financial covenant, as defined, when liquidity falls below a specified threshold, as defined. In addition, the borrowers are also required to comply with other customary covenants, including with respect to mandatory prepayment of loans, and restrictive covenants, including with respect to incurring additional indebtedness or guarantees, creating liens or other encumbrances, making capital expenditures, making restricted payments, including dividends and distributions to BMCA's parent corporations, and making certain investments.

        In addition, in the event of a change of control, as defined in the Bridge Facility, the loans made under the Bridge Facility may be accelerated by the holders of that indebtedness.

Item 9.01. Financial Statements and Exhibits.

  (d)
  Exhibits.

10.1	Revolving Credit Agreement, dated as of February 22, 2007, among Building Materials Corporation of America, BMCA Acquisition Inc. and BMCA Acquisition Sub Inc., as borrowers; the initial lenders, initial issuing bank and swing line bank named therein, as initial lenders, initial issuing bank and swing line bank; Deutsche Bank AG New York Branch, as collateral monitoring agent and administrative agent; Deutsche Bank Securities Inc., Bear Stearns & Co. Inc. and J.P. Morgan Securities Inc., as joint lead arrangers and joint book managers; Bear Stearns & Co. Inc., as syndication agent; and J.P. Morgan Securities Inc., as documentation agent.
10.2
Term Loan Agreement, dated as of February 22, 2007, among Building Materials Corporation of America, BMCA Acquisition Inc. and BMCA Acquisition Sub Inc., as borrowers; the initial lenders named therein, as initial lenders; Deutsche Bank AG New York Branch, as administrative agent; Deutsche Bank Securities Inc., Bear Stearns & Co. Inc. and J.P. Morgan Securities Inc., as joint lead arrangers and joint book managers; Bear Stearns & Co. Inc., as syndication agent; and J.P. Morgan Securities Inc., as documentation agent.
10.3
Bridge Loan Agreement, dated as of February 22, 2007, among Building Materials Corporation of America, BMCA Acquisition Inc. and BMCA Acquisition Sub Inc., as borrowers; the initial lenders named therein, as initial lenders; Deutsche Bank AG Cayman Islands Branch, as collateral agent and administrative agent; Deutsche Bank AG Cayman Islands Branch and Bear Stearns Corporate Lending Inc., as joint lead arrangers; and Deutsche Bank AG Cayman Islands Branch, Bear Stearns Corporate Lending Inc. and JPMorgan Chase Bank, N.A., as joint book managers.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BUILDING MATERIALS CORPORATION OF AMERICA
BUILDING MATERIALS MANUFACTURING CORPORATION
Dated: February 28, 2007	By:	/s/ JAMES T. ESPOSITO Name: James T. Esposito Title: Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description
10.1	Revolving Credit Agreement, dated as of February 22, 2007, among Building Materials Corporation of America, BMCA Acquisition Inc. and BMCA Acquisition Sub Inc., as borrowers; the initial lenders, initial issuing bank and swing line bank named therein, as initial lenders, initial issuing bank and swing line bank; Deutsche Bank AG New York Branch, as collateral monitoring agent and administrative agent; Deutsche Bank Securities Inc., Bear Stearns & Co. Inc. and J.P. Morgan Securities Inc., as joint lead arrangers and joint book managers; Bear Stearns & Co. Inc., as syndication agent; and J.P. Morgan Securities Inc., as documentation agent.
10.2
Term Loan Agreement, dated as of February 22, 2007, among Building Materials Corporation of America, BMCA Acquisition Inc. and BMCA Acquisition Sub Inc., as borrowers; the initial lenders named therein, as initial lenders; Deutsche Bank AG New York Branch, as administrative agent; Deutsche Bank Securities Inc., Bear Stearns & Co. Inc. and J.P. Morgan Securities Inc., as joint lead arrangers and joint book managers; Bear Stearns & Co. Inc., as syndication agent; and J.P. Morgan Securities Inc., as documentation agent.
10.3
Bridge Loan Agreement, dated as of February 22, 2007, among Building Materials Corporation of America, BMCA Acquisition Inc. and BMCA Acquisition Sub Inc., as borrowers; the initial lenders named therein, as initial lenders; Deutsche Bank AG Cayman Islands Branch, as collateral agent and administrative agent; Deutsche Bank AG Cayman Islands Branch and Bear Stearns Corporate Lending Inc., as joint lead arrangers; and Deutsche Bank AG Cayman Islands Branch, Bear Stearns Corporate Lending Inc. and JPMorgan Chase Bank, N.A., as joint book managers.

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ADDITIONAL REGISTRANTS
SIGNATURE
EXHIBIT INDEX